EXHIBIT 99.2


                           High Country Ventures, Inc.
                            (A Minnesota corporation)
                           Notice and Proxy Statement



Notice of Special Meeting of Stockholders on October 12, 2000.

                 To Stockholders of High Country Ventures, Inc.

Notice is hereby given that a Special Meeting of Shareholders of High Country Ventures, Inc. will be held on October 12, 2000, at the Thunderbird Hotel, 2201
E. 78th Street, Bloomington, Minnesota at three (3) o'clock P.M., for the purpose of considering and acting upon the following proposals:

         (1) A proposal to elect 5 Director(s) to the Board.

         (2) A proposal to change the name to Spiderboy International, Inc.

         (3) To approve the agreement and plan of exchange with Spiderboy.Com, Inc.


The Company has fixed the close of business on August 31, 2000 as the record date for a determination of stockholders entitled to notice and to vote at the meeting.

Minneapolis, Minnesota
Dated: September 21, 2000

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING. IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

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                                      PROXY
                           High Country Ventures, Inc.
                         SPECIAL MEETING OF STOCKHOLDERS
                                October 12, 2000

The undersigned hereby appoints Michael Johnson, the attorney and proxy of the Common Stock of High Country Ventures, Inc. standing in the name of the undersigned at the close of business on August 31, 2000 at a special meeting to be held on October 12, 2000, at the Thunderbird Hotel, 2201 E. 78th Street, Bloomington, Minnesota, at three (3) o'clock P.M., and any adjournments thereof, with all the powers the undersigned would possess if present in person to vote and act upon the following matters as indicated below:

                                                               FOR     AGAINST


(1) To elect 5 Director(s) to the Board.                       _____    _____

(2) To change the name to Spiderboy International,
    Inc.                                                       _____    _____

(3) To approve the agreement and plan of exchange with
    Spiderboy.Com, Inc.                                        _____    _____


Number of Shares _________

THIS PROXY WILL BE VOTED FOR THE AMENDMENT OF THE ARTICLES OF INCORPORATION UNLESS OTHERWISE INDICATED.

                                       _________________________________________


                                       _________________________________________
                                                   (Joint Signature)


Signature(s) of stockholder(s) should correspond exactly with the name(s) shown on your stock certificate(s). If the stockholder is a corporation, give full corporate name and sign by a duly authorized officer and affix corporate seal. Attorneys, trustees, executors, administrators, guardians and others signing in a representative capacity should designate their full titles.

TO SAVE YOUR COMPANY TIME AND EXPENSE, PLEASE SIGN AND RETURN PROXY BY RETURN MAIL.

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                                 PROXY STATEMENT
                               September 21, 2000

Introduction.

A Special Meeting of Stockholders of High Country Ventures, Inc. will be held on October 12, 2000 for the purpose set forth in the Notice of Special Meeting of Stockholders and in this Proxy Statement. The accompanying form of Proxy is solicited on behalf of High Country Ventures, Inc. in connection with the Special Meeting and any adjournment thereof.

Proxies in the accompanying form, when properly executed, duly returned to management and not revoked, will be voted in accordance with instructions contained therein. If no instructions are given with respect to any particular matter to be acted upon, proxies will be voted in favor of such matter. Each such proxy granted may be revoked at anytime, insofaras not exercised, by notice to the Secretary of High Country Ventures, Inc.

The only outstanding voting security of High Country Ventures, Inc. is its Common Stock, no par value. Holders of High Country Ventures, Inc. Common Stock are entitled to one vote for each share of stock held on the record date. Only Stockholders of record at the close of business on August 31, 2000 are entitled to vote at the High Country Ventures, Inc. meeting, or any adjournments thereof. As of that date, 35,425,920 shares of High Country Ventures, Inc. common stock were issued and outstanding. Minnesota law and the High Country Ventures, Inc. Articles of Incorporation require the affirmative vote of a majority of the holders of the outstanding shares of Common Stock for approval.

High Country Ventures, Inc. has had no operations in recent years, and is seeking the acquisition of an operating company.

Spiderboy.Com, Inc. is in the business of creating and running the Spiderboy.com search engine on the world wide web. Spiderboy.com will act as a geographical and categorical web portal "highway system" for every country in the world as well as major cities with stops or community web sites for every town. Spiderboy.com will be supported by web designing, hosting, banner advertisements, affiliate marketing and our own e-commerce sites. The main focus is to create several tiers of ad revenue by specializing in geographical and categorical portals and giving away or licensing them to regional government agencies. The

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search engine will offer information from local television guides to governmental, hospital, hotel and airport information from around the world. Spiderboy.com currently owns over 300 unique domain names and already has numerous web portals running in the development stage including a partnership with a licensed, bonded, and insured Travel Agency with personal and online services. Spiderboy.com will also offer web design and hosting facilities at very competitive prices to business and build on the relationships to create e-commerce sites for these companies.


Other Matters

The Company knows of no other matters other than those listed in the Notice of Special Meeting of Shareholders which are likely to be brought before such meeting. However, if any other matters, not now known, properly come before such meeting, the persons named in the enclosed form of proxy will vote said proxy in accordance with their best judgment in such matters.
At the Special Meeting, the following proposal will be acted upon:

Proposal Number                    Proposal
---------------                    --------

      1                    To elect the following individuals
                           to the Board of Directors:
                                    NORMAN PARDO, is the Chairman of the Board, President, and Chief Executive Officer, Spiderboy.Com, Inc. Mr. Pardo is responsible for the development of the Spiderboy.com search engine and will continue to oversee the development of the Spiderboy.com search engine. He is also responsible for acquiring the domain names, and the design of many websites that are to be owned by Spiderboy.com. Mr. Pardo is a successful real estate investor and entrepreneur. He is a computer expert in HTML, JAVA, C++ and PROTOCOLS, which has enabled him to build thousands of internet web pages over the years.

                                    JOHN BOLAN, is the Chief Financial Officer, and a Director of Spiderboy.Com, Inc. since its inception. He is a Certified Public Accountant, Enrolled Agent,

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                                    Licensed Florida Real Estate Broker, and has
                                    practiced as a Public Accountant and Tax
                                    Consultant for 30 years. He holds a Masters
                                    Degree in Mathematics and Business
                                    Administration and a Masters Degree in
                                    Business Administration.

                                    JIM CULLEN, is an Account Executive for
                                    Reynolds and Reynolds Corporation,
                                    Information System Group since 1981. He is responsible for managing and growing a $2,000,000 territory, he sold one of the first electronic forms applications in the country, he introduced and sold leading on-line technology to the current account base, and is responsible for training and developing customer service representatives.

                                    KIMBERLY F. OLIVER, is currently on the
                                    Board of Directors and a part owner of the JBM Group, Inc. a public relations and marketing company. She was, until recently stepping down, the Vice President of Marketing in charge of the marketing representatives, market research and development.

                                    MICHAEL S. EDWARDS, until 1998 Mr. Edwards was the Supervisor of the Second Shift at Avondale Mills, Inc. He was responsible for all production areas on his shift, as well as the payroll and training of all employees on the second shift. He was responsible for maintaining and ensuring sufficient plant output for the second shift.

      2                    To change the name of the Company
                           to Spiderboy International, Inc.

      3                    To approve the agreement and plan of
                           exchange with Spiderboy.Com, Inc.

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      AMENDMENT OF ARTICLES OF INCORPORATION OF HIGH COUNTRY VENTURES, INC.

         The shareholders will be asked to vote for the amendment of High Country Ventures, Inc. present Articles of Incorporation to change the name of the corporation to Spiderboy International, Inc.

                                    ARTICLE I

"The name of this corporation shall be Spiderboy International, Inc."


Capitalization

                                   Shares Outstanding      Shares Outstanding
                                   Before Merger           After Merger
                                   ------------------      ------------------

High Country Ventures, Inc.            35,425,920              36,863,920

Spiderboy.Com, Inc.                     4,204,000
                                       ----------              ----------

                                                               36,863,920


Expenses and Methods of Solicitation

The entire expense of preparing, assembling, printing and mailing the Proxy form and materials used in the solicitation of proxies will be paid by High Country Ventures, Inc. High Country Ventures, Inc. will request banks and brokers to solicit their customers who beneficially own Common Stock of High Country

Ventures, Inc. listed in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses of solicitation. In addition to the use of the mails, solicitation may be made by officers of High Country Ventures, Inc. by telephone, telegraph, cable and personal interview.

High Country Ventures, Inc. does not expect to pay any compensation for the solicitation of proxies.


Discretionary Authority

While the Notice of Special Meeting of Stockholders calls for the transaction of such other business as may properly come before the Meeting, the Company has no knowledge of any matters to be

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presented for action by the Stockholders at the Meeting other than as hereinabove set forth. The enclosed Proxy gives discretionary authority, however, in the event that any additional matters should be presented.

Also, find the enclosed copies of the audited financial statements for High Country Ventures, Inc., the audited financial statements for Spiderboy.Com, Inc., and the Agreement and Plan of Merger.

HIGH COUNTRY VENTURES, INC.



------------------------------
Secretary